SUPPLEMENT DATED DECEMBER 12, 2017
To the following variable annuity prospectuses:
Allianz Index Advantage®
 Dated May 1, 2017, as revised November 14, 2017
Allianz Index Advantage ADVSM
Allianz Index Advantage NFSM
Dated May 23, 2017, as revised November 14, 2017

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	Index Advantage and Index Advantage ADV Contracts in Indiana and Vermont

We are adding the Index Precision Strategy to the Allocation Options available on newly issued Index Advantage and Index Advantage ADV Contracts in Indiana and Vermont effective December 12, 2017.
This option may not be available through all Financial Professionals or selling firms. Please check with your Financial Professional regarding availability and discuss with your Financial Professional whether the Index Precision Strategy is appropriate for your investment needs. If you would like to include the Index Precision Strategy in your future allocation instructions you can do so on your application, or by contacting your Financial Professional, or by calling our Service Center at (800) 624-0197.

2.	Index Advantage NF Contracts in Vermont

We are adding the Index Precision Strategy to the Allocation Options available on newly issued Index Advantage NF Contracts in Vermont effective December 12, 2017.
This option may not be available through all Financial Professionals or selling firms. Please check with your Financial Professional regarding availability and discuss with your Financial Professional whether the Index Precision Strategy is appropriate for your investment needs. If you would like to include the Index Precision Strategy in your future allocation instructions you can do so on your application, or by contacting your Financial Professional, or by calling our Service Center at (800) 624-0197.

PRO-017-1117